Exhibit 32.2

CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

I, Donald W. Rush, Chief Financial Officer and Director (principal financial officer) of CNX Midstream Partners LP (the “Registrant”), certify that to my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2018, of the Registrant (the “Report”):

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 2, 2018

/S/ Donald W. Rush
Donald W. Rush
Chief Financial Officer
CNX Midstream GP LLC (the general partner of CNX Midstream Partners LP)
(Principal Financial Officer)